Exhibit 10.15

EXECUTION VERSION

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”) is dated as of August 13, 2018 (the “Sixth Amendment Date”) and is entered into among Products Licensing LLC (the “Borrower”) and DBD Credit Funding LLC, as Administrative Agent, and the Lenders whose signatories are affixed hereto.

RECITALS

WHEREAS, the Borrower, the Lenders, and Administrative Agent have entered into that certain Credit Agreement dated as of June 24, 2014 (as heretofore amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement);

WHEREAS, Borrower and Lenders have agreed to certain modifications to the Credit Agreement including provisions permitting Borrower to obtain an additional advance from the Lenders listed on Annex I hereto which new advance is intended by Borrower to be used in part as working capital for Borrower, Playboy Enterprises Inc., a Delaware corporation (“PBE”) and Playboy Enterprises International, Inc., a Delaware corporation (“Parent”);

WHEREAS, Borrower and Lenders have agreed to certain other modifications to the Credit Agreement; and

WHEREAS, Borrower, Administrative Agent and the Lenders party hereto (comprising Required Lenders) desire to amend the Credit Agreement to effect the agreed changes, all as set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments to Credit Agreement.

Effective as of the Sixth Amendment Date, the Credit Agreement is hereby amended as follows:

(a)            The amount of the 2018 Term Loan shall be increased from $16,000,000 to $21,000,000, and the commitment by all Lenders as of the Sixth Amendment Effective Date shall be increased by $5,000,000, all as set forth on Annex I hereto.

(b)           The Amendment Fee with respect to the 2018 Term Loan shall be increased from $200,000 to $262,500, to be deemed fully earned upon payment and to be deducted from the 2018 Term Loan advanced on the funding of the 2018 Term Loan.

(c)            The “Amortization Payment Amount” shall mean, beginning with the Monthly Settlement Date occurring in September 2018, the sum of $425,000.

(d)           The “Applicable Margin” for Eurodollar Rate Loans (including the 2018 Term Loan) during the period from the Sixth Amendment Effective Date until the September 30, 2018 date of determination, shall be 5.25%, for any subsequent date of determination the “Applicable Margin” shall be determined pursuant to the definition of “Applicable Margin” in the Credit Agreement.

2.             Effectiveness. This Sixth Amendment shall be effective as of the Sixth Amendment Date, provided, that the Lenders obligations to make the 2018 Term Loan shall be effective on the date (the “Sixth Amendment Effective Date”) when all of the following have been received by Administrative Agent:

(a)           counterparts of this Sixth Amendment executed by each of the Borrower, the Administrative Agent, and each Lender;

(b)           a certificate of the secretary or other officer of each of the Borrower, Parent and PBE certifying as to the resolutions of the Borrower’s, Parent’s or PBE’s, as applicable, board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Sixth Amendment; and

(c)           one fully executed copy of the consent of Guarantors attached hereto, such other documentation as the Administrative Agent may reasonably request.

3.             Release. In consideration of the foregoing amendments to the Credit Agreement, Borrower and the other Loan Parties signatory hereto or who consent to this Sixth Amendment (on behalf of themselves and each of their respective Subsidiaries and Affiliates), and, to the extent the same is claimed by right of, through or under Borrower, for its past, present and future successors in title, representatives, assignees, agents, officers, directors and shareholders, does hereby and shall be deemed to have forever remised, released and discharged Lender and Administrative Agent, and their respective Affiliates, and any of the respective successors-in- title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom Lender or any of its Affiliates would be liable if such persons or entities were found to be liable to Borrower or any other Loan Party, or any of them (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including without limitation those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Lender Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to the Credit Agreement or any of the other Loan Documents, and the transactions contemplated hereby and thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing. Except for the obligations, assignments and agreements set forth herein, Borrower and each Loan Party hereby warrants, represents and agrees that it is fully aware of the provisions of California Civil Code Section 1542, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

PBE, Borrower and each Loan Party hereby agrees that if and to the extent California law is applicable to the interpretation and enforcement of this letter agreement, each such Person expressly agrees to incorporate California Civil Code Section 1542 into this letter agreement and thereupon voluntarily waives the provisions of California Civil Code Section 1542, and any other similar law, as to any and all claims, demands, causes of action, or charges, known or unknown, and further agree that this waiver is a material aspect of the consideration for entering into letter agreement. Borrower hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it may have under any provision of any jurisdiction that provides that a general release does not extend to claims which the creditor does not know or suspect to exist in the creditor’s favor at the time of executing the release, which if known by the creditor have materially affected the creditor’s settlement with the debtor, or any law of the any state or territory of the United States or any foreign country or principle of common law that is similar or analogous. PBE, Borrower and each Loan Party hereby agrees and acknowledges that the foregoing waiver was separately bargained for. This waiver is an essential term of this Sixth Amendment, without which Lender would not have agreed to execute this Sixth Amendment. The release contained herein and the related provisions shall survive the termination of the Credit Agreement and payment in full of the Obligations.

4.             Representations and Warranties.

(a)            The Borrower hereby represents and warrants that, as of the date hereof: (i) it has all requisite power and authority to enter into this Sixth Amendment and to carry out the transactions contemplated hereby; (ii) the execution and delivery of this Sixth Amendment, and performance of this Sixth Amendment, (and the Credit Agreement as amended hereby) have been duly authorized by all necessary corporate or other organizational action on the part of Borrower; (iii) this Sixth Amendment has been duly executed and delivered; and (iv) this Sixth Amendment (and the Credit Agreement, as amended hereby) is the legally valid and binding obligation of the Borrower, enforceable against Borrower in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principle of equity, regardless of whether considered in a proceeding in equity or at law.

(b)            The Borrower hereby represents and warrants that, as of the date hereof, no changes to Schedule 4.01 and 4.06 of the Credit Agreement are necessary to make the corresponding representations and warranties in the Credit Agreement true as of the date hereof.

(c)            The Borrower hereby represents and warrants that, as of the date hereof, to the best of its knowledge, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the other Loan Documents (in each case, as amended hereby).

5.             Counterparts; Severability; Integration. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement via fax or in “.pdf” format by electronic mail shall be binding, and as effective as delivery of a manually executed counterpart, and may be used as admissible evidence that the party so transmitting intends to be bound by the terms set forth herein. All provisions of this Sixth Amendment are severable, and the unenforceability or invalidity of any of the provisions of this Sixth Amendment shall not affect the validity or enforceability of the remaining provisions of this Sixth Amendment. Should any part of this Sixth Amendment be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction. This Sixth Amendment represents the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, agreements and understandings with respect thereto, both written and oral. This Sixth Amendment may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no promises, undertakings, representations or warranties by any party hereto relative to the subject matter hereof not expressly set forth or referred to herein, and there are no unwritten or oral agreements between the parties.

6.             Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL. This Sixth Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard for its conflicts of laws principles. Sections 10.13 and 10.14 of the Credit Agreement are hereby incorporated by reference as if fully stated herein. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SIXTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

7.             Loan Document; Successors and Assigns. This Sixth Amendment shall be deemed to be a Loan Document. This Sixth Amendment shall be binding upon the Borrower, the other Loan Parties, the Lender, the Administrative Agent, and each of their respective successors and permitted assigns and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto and any other indemnified parties hereunder and their respective successors, permitted assigns and representatives.

8.             No Other Modification. The amendments set forth in Section 1 herein are limited as specified and shall not constitute or be deemed to constitute (i) an amendment, waiver or modification of, or consent to any deviation from, the terms and conditions of the Credit Agreement or any other Loan Document, except as expressly set forth herein, or (ii) an agreement by the Administrative Agent, or any Lender to consent to any future amendment, waiver, modification or consent with respect to any provision of the Credit Agreement or any other Loan Document. Except as expressly set forth herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby confirmed and ratified in all respects, including with respect to any security interest or Lien granted to the Agents pursuant to the terms of the Loan Documents. Upon the effectiveness of this Sixth Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

9.             No Waiver; Cumulative Remedies. No failure by Administrative Agent or any Lender to exercise any right, remedy, or option under this Sixth Amendment or any other Loan Document, or delay by Administrative Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Administrative Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Administrative Agent or any Lender on any occasion shall affect or diminish Administrative Agent’s and each Lender’s rights thereafter to require strict performance by PBE, Parent and Borrower of any provision of this Sixth Amendment. Administrative Agent’s and each Lender’s rights under this Sixth Amendment and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Administrative Agent or any Lender may have.

10.           Costs and Expenses. To the extent not already paid by Borrower, Borrower agrees to reimburse Administrative Agent promptly after request for all reasonable and documented out of pocket costs and expenses (including the reasonable legal fees and disbursements of its legal counsel) in connection with the preparation and negotiation of this Sixth Amendment and/or all of the matters relating to the 2018 Term Loan referenced herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PRODUCTS LICENSING LLC

By:	/s/ David Israel
Name:	David Israel
Title:	Chief Financial Officer

Signature Page to Consent – Sixth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	DBD CREDIT FUNDING LLC, as Administrative Agent

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Authorized Signatory

Signature Page to Consent – Sixth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	DBDB FUNDING LLC By:

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

Signature Page to Consent – Sixth Amendment to Credit Agreement

LENDER:	FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED
	By:	FCOD CLO Management LLC its Collateral Manager
	By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

Signature Page to Consent – Sixth Amendment to Credit Agreement

LENDER:	FORTRESS CREDIT OPPORTUNITIES XI CLO LIMITED
	By:	FCOD CLO Management LLC its Collateral Manager

	By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

Signature Page to Consent – Sixth Amendment to Credit Agreement

LENDER:	FORTRESS CREDIT OPPORTUNITIES V CLO LIMITED
	By:	FCO V CLO CM LLC its Collateral Manager
	By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

Signature Page to Sixth Amendment to Credit Agreement

LENDER:	FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED
	By:	FCO VI CLO CM LLC its Collateral Manager

	By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

Signature Page to Consent – Sixth Amendment to Credit Agreement

LENDER:	FORTRESS CREDIT OPPORTUNITIES VII CLO LIMITED
	By:	FCO VII CLO CM LLC its Collateral Manager

	By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

Signature Page to Consent – Sixth Amendment to Credit Agreement

CONSENT

The undersigned, being Guarantors of the Loans pursuant to that certain Amended and Restated Guaranty and Security Agreement dated as of July 20, 2017, (as heretofore amended, supplemented or modified to date, the “Restated Guaranty”) hereby consent to (i) the foregoing Sixth Amendment, and (ii) to the increase in the amount of the Loan to (x) $122,674,155 plus (y) any accrued but unpaid interest, expenses and fees from the Fourth Amendment Date though the Sixth Amendment Effective Date minus (z) any amortization payments made during the period beginning on the Fourth Amendment Date and ending the Sixth Amendment Effective Date, and hereby acknowledge that the “Secured Obligations” so guaranteed pursuant to the Restated Guaranty, shall include the 2018 Term Loan, as increased by the Sixth Amendment, and that the Secured Obligations are modified pursuant to the foregoing Sixth Amendment.

Signature Page to Consent – Sixth Amendment to Credit Agreement

PLAYBOY ENTERPRISES, INC.

By:	/s/ David Israel
Name:	David Israel
Title:	Treasurer

PLAYBOY ENTERPRISES INTERNATIONAL, INC.

By:	/s/ David Israel
Name:	David Israel
Title:	Treasurer

Signature Page to Consent – Sixth Amendment to Credit Agreement

Annex I

Name of Lender	New Commitment	Percentage
Fortress Credit Opportunities IX CLO Limited	$14,000,000	66.6666%
Fortress Credit Opportunities VII CLO Limited	$3,500,000	16.6667%
Fortress Credit Opportunities XI CLO Limited	$3,500,000	16.6667%
TOTAL	$21,000,000	100.0000%